Property, Plant And Equipment	12 Months Ended
Dec. 31, 2022
Disclosure Of Property Plant And Equipment [Abstract]
Property, plant and equipment
12.	Property, plant and equipment
Property, plant and equipment consists of facility and computer equipment, furniture, fixtures and leasehold improvements. Movements within property, plant and equipment during the years ended 31 December 2022 and 2021 are as follows (in thousands):

	Facility	Facility Equipment	Furniture, fixtures and leasehold improvements	Computer equipment	Total
Cost
Balance at 1 January 2022	—	88,510	32,395	1,551	122,456
Reclassification of assets	—	25,486	(25,486)	—	—
Additions	115,000	35,156	2,706	357	153,219
Disposals	—	(2,959)	—	—	(2,959)
Translation difference	—	(1,043)	(17)	51	(1,009)

Balance at 31 December 2022	115,000	145,150	9,598	1,959	271,707

Depreciation
Balance at 1 January 2022	—	33,853	8,614	1,459	43,926
Reclassification of assets	—	5,985	(5,985)	—	—
Depreciation	359	8,752	621	75	9,807
Disposals	—	(2,597)	—	—	(2,597)
Translation difference	—	9	(17)	(15)	(23)

Balance at 31 December 2022	359	46,002	3,233	1,519	51,113

Net carrying amount

Balance at 31 December 2022	114,641	99,148	6,365	440	220,594

	Facility equipment	Furniture, fixtures and leasehold improvements	Computer equipment	Total
Cost
Balance at 1 January 2021	70,308	27,600	1,513	99,421
Additions	19,345	4,845	69	24,259
Translation difference	(1,143)	(50)	(31)	(1,224)

Balance at 31 December 2021	88,510	32,395	1,551	122,456

Depreciation
Balance at 1 January 2021	25,540	7,016	1,419	33,975
Depreciation	6,870	1,637	67	8,574

	Facility equipment	Furniture, fixtures and leasehold improvements	Computer equipment	Total
Impairment	2,092	—	—	2,092
Translation difference	(649)	(39)	(27)	(715)

Balance at 31 December 2021	33,853	8,614	1,459	43,926

Net carrying amount

Balance at 31 December 2021	54,657	23,781	92	78,530

On 16 November 2022 the Group entered into a share purchase agreement (the “Share Purchase Agreement”) relating to shares in Fasteignafélagið Sæmundur hf. (“Saemundur”) with ATP Holdings ehf., an affiliate of Aztiq. Pursuant to the Share Purchase Agreement, Alvotech is purchased
99.99
% of the shares in Saemundur through the issuance the Aztiq Convertible Bond, as defined and discussed in Note 20, and the assumption of debt. At the time of closing, Saemundur’s only asset was the property where Alvotech’s Reykjavik manufacturing and research facility (the “Facility”) are located. See Note 20 for further details.
The Share Purchase Agreement was accounted for as an asset acquisition under IFRS 3 as all of the fair value of the gross assets acquired from Saemundur were concentrated in the Alvotech Facility. As a result, the purchase price was determined to be $
115.0
million, which consists of $
80.0
million related to the fair value of the Aztiq Convertible Bond, $
30.0
million in loans assumed by the Company, and $
5.0
million associated with the settlement of the pre-existing relationship with Saemundur. The entire purchase price was allocated to the Facility as it was the only asset acquired. Additionally, the Company recognized a $
3.9
million loss on the extinguishment of the lease liability related to the Facility. See Note 20 for further details.
At 31 December 2021, the Group performed a review of its property, plant and equipment and determined certain laboratory equipment was no longer in use. In assessing recoverable amount, the Group determined the market for resale was non-existent
due to the unique nature of the equipment. Management therefore determined to fully impair the assets, resulting in an impairment of $
2.1
 million during each of the year ended 31 December 2021. See Note 8 for where impairment charges have been recognized as an expense within in the consolidated statements of profit or loss and other comprehensive income or loss.
The Group pledged $122.4 million and $6.8 million of property, plant and equipment as collateral to secure bank loans with third parties as of 31 December 2022 and 2021, respectively.